UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2021

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440
The Woodlands, Texas 77380
(Address of principal executive offices, including zip code)

(800) 832-4242
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Stock Market LLC
Warrants to purchase common stock	THWWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure.
On June 8, 2021, Target Hospitality Corp. (the "Company") issued a press release announcing that it is presenting at the Bank of America Energy Credit Conference on Wednesday, June 9, 2021 at 3:00 pm ET, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The event will be broadcast live via webcast.  A link to the webcast and the presentation slides for use in conjunction with the conference will be available through the Investors section of the Company’s website at www.TargetHospitality.com.

The presentation slides include statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein.  The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

99.1 Press Release dated June 8, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: June 8, 2021		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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